Effective immediately, the sub-section entitled “Performance Information” beneath the main heading "Summary of Key Information" is restated in its entirety as follows:

Performance Information
The bar chart and performance table below are intended to provide some indication of the risks of investing in the fund by showing changes in the fund’s performance over time and how the fund’s performance over time compares with that of a broad measure of market performance and one or more other performance measures.

The fund’s past performance (before and after taxes) does not indicate how the fund will perform in the future. Updated performance is available online at mfs.com or by calling 1-800-225-2606.

Bar Chart.  The bar chart does not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund’s shares. If these sales charges were included, they would reduce the returns shown.

The total return for the three-month period ended March 31, 2010 was 3.63%. During the period(s) shown in the bar chart, the highest quarterly return was 11.56% (for the calendar quarter ended June 30, 2009) and the lowest quarterly return was (12.37)% (for the calendar quarter ended December 31, 2008).

MFS Total Return Fund

Performance Table.

Average Annual Total Returns

(for the Periods Ended December 31, 2009)

Share Class	1 YEAR	5 YEARS	10 YEARS
Returns Before Taxes
B Shares	13.39%	1.09%	4.35%
C Shares	16.41%	1.41%	4.21%
I Shares	18.59%	2.43%	5.25%
529A Shares	11.30%	0.68%	4.02%
529B Shares	13.29%	0.90%	4.12%
529C Shares	16.39%	1.23%	3.98%
R1 Shares	17.43%	1.35%	4.06%
R2 Shares	17.95%	1.81%	4.58%
R3 Shares	18.28%	2.10%	4.86%
R4 Shares	18.57%	2.38%	5.16%
A Shares	11.38%	0.87%	4.26%
Returns After Taxes on Distributions
A Shares	10.63%	(0.38)%	2.88%
Returns After Taxes on Distributions and Sale of Fund Shares
A Shares	7.68%	0.39%	3.08%
Index Comparisons (Reflect no deduction for fees, expenses or taxes)
Standard & Poor's 500 Stock Index	26.46%	0.42%	(0.95)%
Barclays Capital U.S. Aggregate Bond Index	5.93%	4.97%	6.33%
Total Return Blended Index	18.40%	2.52%	2.25%

The Standard & Poor’s 500 Stock Index is a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance, compared to the Barclays Capital U.S. Aggregate Bond Index, which is a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity, and the Total Return Blended Index, which is composed of 60% Standard & Poor's 500 Stock Index and 40% Barclays Capital U.S. Aggregate Bond Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation, and will likely differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only one of the fund’s classes of shares, and after-tax returns for the fund’s other classes of shares will vary from the returns shown.

Effective immediately, the sub-section entitled “Performance Information” beneath the main heading “Other Information" is restated in its entirety as follows:

Performance Information

All performance information shown in the “Bar Chart” and the “Performance Table” reflects any applicable fee and expense waivers in effect during the periods shown; without these, the performance would have been lower.

From time to time, the fund may receive proceeds from litigation settlements, without which performance would be lower.

The “Bar Chart” shows changes over time in the annual total return of the fund's Class A shares for the past ten calendar years, and assumes the reinvestment of distributions.  The return of the fund’s other classes of shares will differ from the Class A share returns shown in the bar chart, depending upon the expenses of those classes.

The 2004 total return shown in the "Bar Chart" includes proceeds received by the fund as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales.  Excluding the effect of this payment, the fund's 2004 annual total return would have been lower.

The “Performance Table” shows how the average annual total returns of each class of shares of the fund, before the deduction of taxes, compare to a broad measure of market performance and one or more other performance measures, and assumes the deduction of the maximum applicable sales loads (initial sales charge and/or contingent deferred sales charge (CDSC), as applicable), and the reinvestment of distributions. In addition, for Class A shares, this table shows average annual total returns after the deduction of taxes on distributions, such as capital gains and income distributions, and after the deduction of taxes on both distributions and on redemption of shares, assuming that the shares are redeemed at the end of the periods for which returns are shown.

Class B shares convert to Class A shares, and Class 529B shares convert to Class 529A shares, approximately eight years after purchase; therefore, returns for the period after conversion reflect the performance of Class A shares and Class 529A shares, respectively.

A portion of the 10-year returns shown in the "Performance Table" includes proceeds received by the fund from unrelated non-recurring events.

The fund commenced investment operations on October 6, 1970, with the offering of Class A shares, and subsequently offered Class B shares on August 23, 1993; Class C shares on August 1, 1994; Class I shares on January 2, 1997; Class 529A, Class 529B, and Class 529C shares on July 31, 2002; Class R2 shares on October 31, 2003; and Class R1, Class R3, and Class R4 shares on April 1, 2005.

Performance for Class 529A, Class 529B, Class 529C, Class R1, Class R2, Class R3, and Class R4 shares includes the performance of the fund’s Class A shares, adjusted to take into account differences in sales loads and class specific operating expenses (such as Rule 12b-1 fees), if any, for periods prior to their offering.